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                                                                    EXHIBIT 10.1

                              CONSULTING AGREEMENT



        THIS AGREEMENT ("Agreement") is made and entered into effective as of the 16th day of June, 1997 by and between Leading Edge Earth Products, Inc., an Oregon corporation ("Company") with offices located at 319 Nickerson Street, Suite 186, Seattle, WA 98109 and Jasari International, Inc. ("Consultant") a Belize Corporation. Hereinafter either party may be referred to as "Party" and collectively as "Parties".


                                    RECITALS:


        WHEREAS, Company's primary business activity is to develop, manufacture and commercialize its proprietary technology for cost/performance effective building systems, and

        WHEREAS, Company desires to develop business opportunities or strategic partnership/relationships abroad; and

        WHEREAS, Consultant desires to introduce Company to such relationship opportunities.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                    ARTICLE I
                                   CONSULTING

1.1 Description.

Company hereby retains Consultant to perform, and Consultant hereby agrees to perform, consulting services to Company as herein provided.

1.2 Services to be Performed.

Consultant will (a) introduce Company to foreign opportunities and (b) assist Company in obtaining executed confidentiality agreements in a form satisfactory to Company from such opportunities.



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1.3 Representations of Consultant.

As an inducement to, and to obtain the reliance of LEEP in connection with the sale of the shares of Common Stock, Consultant represents and warrants as follows:

    a. Consultant is a corporation organized under the jurisdiction of Belize.

    b. All corporate and other proceedings required to be taken by or on part of Consultant to authorize Consultant to enter into and carry out this Agreement and to acquire the shares of Common Stock hereunder have been or, prior to the Closing will be, duly authorized and properly taken. This Agreement has been duly executed and delivered by Consultant and is valid and enforceable against it in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief and other equitable remedies. Consultant has the capacity in all respects to carry out the services provided herein which are the consideration for shares; the services provided for said shares shall be at equivalent fair market value for the shares to be exchanged at $.40/share for current services, and for such valuation as may be mutually agreed for services in addition to those agreed.

    c. Consultant is not a "U.S. Person" as defined in Regulation S promulgated under the Securities Act of 1933, as amended, by the Securities and Exchange Commission in that Consultant is not:

       (i)   a natural person resident in the United States;

       (ii) a partnership or corporation organized or incorporated under the laws of the United States;

       (iii) an estate of which any executor or administrator is a U.S. Person;

       (iv)  a trust of which any trustee is a U.S. Person;

       (v)   an agency or branch of a foreign entity located in the United
             States;

       (vi) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated in the United States; and


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       (vii) a partnership or corporation organized or incorporate under the laws of any foreign jurisdiction formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act.

    d. At all relevant times related to the negotiation, offer and sale of the shares of Common Stock hereunder, Consultant was outside the United States.

    e. Consultant acknowledges that the Common Stock is subject to a "restricted period" during which the Common Stock may not offered or resold to or for the benefit of any U.S. Person, and that after the expiration of the restricted period the Common Stock may be resold in the United States or to U.S. persons without other restrictions, providing an exemption from the registration requirements of the Securities Act is available.

    f. Consultant agrees that any offer or sale of the Common Stock prior to the expiration of the "restricted period" will be made in accordance with the provisions of Regulation S; and all offering materials and documents used in connection with offers and sales of the Common Stock prior to the expiration of the restricted period must include statements to the effect that the Common Stock has not been registered under the Securities Act and may not be sold in the United States or to U.S. Persons unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available.

    g. Consultant agrees that it is acting as a principal and that it or its affiliates are not acquiring the shares hereunder with a purpose to distributing said shares without registration or in an attempt to avoid the registration requirements of the U.S. Securities laws or any other applicable jurisdictions.

    h. Consultant represents that it is a sophisticated corporation with respect to investment transactions, and has had the opportunity to review all Reports of the Company which are required to be filed under the Exchange Act of 1934, and to ask questions with respect thereof; in addition, Consultant represents that it is an "accredited investor" as defined by Regulation D promulgated under the Securities Act of 1933. Consultant further represents that it became aware of this investment opportunity through a private introduction by related persons and that it did not become aware of said opportunity through a general solicitation of any form whatsoever.



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1.4 Independent Contractor.

Consultant acknowledges that Consultant's retention does not confer upon Consultant any personal claim upon any license, right, product of Company, nor does this Agreement confer any employment right on Consultant. Consultant agrees that in performing its duties under this Agreement, it shall be operating as a foreign independent contractor. Nothing contained herein shall in any way constitute any association, partnership, employer/employee relationship, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither party shall have any right, power or authority to make any representation nor to assume or create any obligation, whether express or implied, on behalf of the other, or to bind the other party in any manner whatsoever. Both of the parties agree, respectively, that they shall not hold themselves out in any manner that would be contrary to the terms of this Paragraph 1.4

1.5 Confidentiality and Non-Disclosure.

Consultant acknowledges that in the performance of services under this Agreement, he may acquire confidential information concerning Company technology, know-how, product plans and specifications, records, business concepts, financial matters and other information which are valuable, special and unique assets of Company (herein "Information"). Consultant will not, during or after the term of this Agreement, disclose any Information, no matter how acquired, to any person or entity for any reason or purpose outside of Company's usual business activities as defined hereunder, and will not in any manner directly or indirectly aid or be a party to any acts, the effects of which would tend to divert, diminish or prejudice the technology, good will, business or business opportunities of Company. In the event of a threatened breach by Consultant of the provisions of this paragraph, Company shall be entitled to an injunction restraining Consultant from disclosing any such information or from rendering any services to any person or entity to whom any such information has been disclosed or threatened to be disclosed.

        1.5.1 In exchange for Company executing this Agreement and agreeing to the retention of Consultant's Services by Company, Consultant does hereby enter into this Covenant of Confidentiality and acknowledges the adequacy of the consideration to support this Covenant.

        1.5.2 The covenants made by Consultant under Section 1.5 shall survive the expiration or termination of this Agreement.



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                                   ARTICLE II
                                TERM OF CONTRACT

2.1 Term.

The term of this Agreement shall be from the effective date hereof until June 15, 1999, except as provided in Article III.

2.2 Termination.

This agreement may be terminated with both parties' mutual consent or by the act of an arbitrator agreed to by both parties, and such agreement will not be unreasonably withheld by either party.


                                   ARTICLE III
                                  COMPENSATION

3.1 Compensation.

Consultant by executing this Agreement will be immediately paid Four Hundred Thousand (400,000) Regulation "S" shares ("Consultant Shares") of Company common stock. Additional fees may be earned by Consultant and must be paid from transaction proceeds approved by the Company. Company reserves the right to cancel this contract within 45 days of the date hereof by notifying Consultant by US certified mail, and if so exercised all shares are to be returned to the Company.

3.2 Expenses.

Consultant shall be responsible for the payment of any expenses incurred by Consultant in the providing of Services hereunder.

3.3 Stock Conditions.

       3.3.1 All shares referenced herein as compensation to Consultant are to be issued in Street Name of Rothschild Group, S.A. and be delivered to Rothschild Group S.A. at Lex House, George Street, P.O. Box N-7101, Nassau Bahamas attention Andrew Bowe - Attorney.



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       3.3.2 Consultant agrees to a two-year hold on all the shares referenced herein, subject to third party rights. Consultant surrenders all rights to the ownership and such rights that would accompany ownership to Rothschild Group, S.A. while the shares are with Rothschild Group, S.A. Consultant reserves the right to require Company counsel to provide opinions in regard to Regulation S that may be required for Consultant shares.

       3.3.3 Consultant further agrees to limit the liquidation process of Consultant shares in such a manner that will not adversely effect the trading market for the Company's securities. Consultant will not sell more than 10% of total LEEP shares owned either obtained herewith or in future compensation paid by LEEP to Consultant over any thirty-day period. Furthermore Consultant agrees to hold any third party entities having interest in Consultant shares to item
             3.3.2 and 3.3.3 herein.


                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS


4.1 Entire Agreement.

This Agreement constitutes the entire agreement between the parties and supersedes any prior written or oral agreements concerning the subject matter contained herein.

4.2 Amendment.

This Agreement may be amended only by the written consent of the parties.

4.3 Waiver.

No waiver of any breach or default of this Agreement by either party hereto shall be considered to be a waiver of any other breach or default of this Agreement.

4.4 Notices.

Any notices pertaining to this Agreement shall be in writing and shall be transmitted by personal hand delivery or fax to an officer or director of Company or to Consultant, or through the facilities of the United States Post Office, certified mail, return receipt requested. The addresses set forth below for the respective parties shall be the places where notices shall be sent, unless written notice of a change of address is given.


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Company:       Leading Edge Earth Products, Inc.
               319 Nickerson Street
               Suite 186
               Seattle, WA 98109.

Consultant:    Jasari International, Inc.
               SEE ITEM 4.5 HEREIN

Notices given by mail shall be deemed to be delivered on the day such notice is deposited in the United States mail, postage prepaid or by overnight courier receipt.

4.5 Development Period Contact.

All correspondence between parties during the first sixty (60) days of the Agreement will utilize the firm of Fidelity Capital Houston Texas or their assignee. All inquiries should commence with a faxed letter stating the request or inquiry to:

               Fidelity Capital
               c/o Mark Rice
               4617 Montrose Blvd., C-215
               Houston, TX 77006
               713-520-0676 (ext. 8)
               713-520-0169

4.6 Cost of Default.

In addition to any other rights or damages contained herein, in the event either party defaults in the performance of any term or condition hereunder, the defaulting party shall pay all expenses and costs incurred by the other party in enforcing the terms hereof, including, but not limited to, costs, reasonable attorney's fees, expert witness fees and/or deposition costs, whether incurred through legal action or otherwise and whether incurred before or after judgment.

4.7 Assignment.

Either parties' rights and duties pursuant to this Agreement are not assignable without the express written agreement of both parties hereto.

4.8 Consultant not Exclusive Consultant of Company.

Nothing herein shall restrict or otherwise limit the right of Company to engage or retain other consultants, either as employees or as independent contractors.


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4.9 No Representation Regarding Tax Treatment.

No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting and other tax advisers regarding the treatment of this transaction for federal and state income taxes and no representation, warranty or assurance from any other party or such other party's legal, accounting or other adviser.


4.10 Governing Law.

It is understood and agreed that all communications, negotiations, meetings, agreements and understandings relative to this Agreement have taken place in or from the state of Tennessee or the state of Washington. No communications, offerings, proposals or other forms of negotiations have been conducted from the state of Pennsylvania. This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the state of Washington and enforced in its courts.

4.11 Third Party Beneficiary.

The Company and Consultant are the only parties to this Agreement, and no one else shall be deemed a third party beneficiary.

4.12 Confidential Information.

            a) Consultant recognizes that the relationship created by this Agreement may involve access by Consultant to information of substantial value regarding LEEP, including, but not limited to, designs, drawings, plans, software,, material and manufacturing specifications, devices, trade secrets,, formulae, know-how, methods, techniques, and processes (whether to LEEP's patents, or otherwise), as well as financial, business, and product development information, and customer lists relating to LEEP's products and operations (collectively, "Confidential Information"). The Confidential Information shall not include information: (a) in the public domain or which subsequently falls into the public, (b) which Consultant can prove was known through a source independent of prior to any communication by LEEP, or (c) disclosed to Consultant in good faith by a third party having a legal right to do so.

            b) Consultant acknowledges and agrees that the Company owns and has the legal right to all right, title and interest to the Confidential Information. Consultant further agrees that it shall (i) maintain the secrecy and confidentiality of all Confidential Information that comes to its


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          attention, (ii) take all necessary precautions to prevent any disbursement of Confidential Information by any of its employees or agents, and (iii) during the term of this Agreement and for so long as Confidential Information does not enter into the public domain through no act or omission of, neither publish, disclose nor disseminate any part of such Confidential Information in any manner, or use the same, without the prior written consent of the Company.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Company:
LEADING EDGE EARTH PRODUCTS, INC.



By:
   ----------------------------
Grant Record




CONSULTANT:
JASARI INTERNATIONAL, INC.


By: /s/ Diane Dentith
   ----------------------------
Director


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